                       THE PRUDENTIAL INSTITUTIONAL FUND
                                STOCK INDEX FUND
                             ---------------------

                              21 PRUDENTIAL PLAZA
                                751 BROAD STREET
                         NEWARK, NEW JERSEY 07102-3777
                                 (800) 225-1852
                            ------------------------

                                   NOTICE OF
                        SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                OCTOBER 30, 1996
                            ------------------------

TO THE SHAREHOLDERS:

    A Special Meeting of the holders of shares of beneficial interest of The Prudential Institutional Fund (PIF) will be held on October 30, 1996, at 9:00 a.m., eastern time, at One Seaport Plaza, New York, New York 10292, for the purpose of considering the following proposals:

        (1)  To elect twelve members to the PIF Board of Trustees;

        (2)  To approve a New Management Agreement and a New Subadvisory
    Agreement;

        (3) To ratify the selection of Deloitte & Touche LLP as PIF's independent public accountants for the current fiscal year; and

        (4) To transact such other business as may properly come before the meeting and any adjournments thereof.

    This proxy statement is being distributed to shareholders of Stock Index Fund (the Fund), a series of PIF. Shareholders of PIF's other series, Active Balanced Fund, will receive a separate proxy statement relating to proposals
(1), (3) and (4) above. Shareholders of Active Balanced Fund also will be asked to approve the New Management Agreement and two separate new subadvisory agreements. You are entitled to vote at the meeting, and at any adjournments thereof, if you owned shares of the Fund at the close of business on August 9, 1996. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the Board of Trustees,
                                          S. JANE ROSE
                                            SECRETARY

September 18, 1996

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED STAMPED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                       THE PRUDENTIAL INSTITUTIONAL FUND
                                STOCK INDEX FUND
                             ---------------------

                              21 PRUDENTIAL PLAZA
                                751 BROAD STREET
                         NEWARK, NEW JERSEY 07102-3777
                                 (800) 225-1852
                            ------------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 30, 1996
                            ------------------------

    This proxy statement is being furnished by the Board of Trustees (the Board) of The Prudential Institutional Fund (PIF) to holders of shares of beneficial interest (Shares) of Stock Index Fund (the Fund) in connection with its solicitation of proxies to be used at a Special Meeting of PIF Shareholders (Meeting) to be held on October 30, 1996, at 9:00 a.m., eastern time, or any adjournment(s) thereof, at the offices of Prudential Mutual Fund Management, Inc. (PMF), One Seaport Plaza, New York, New York 10292. This proxy statement first is being mailed to shareholders on or about September 18, 1996.

    A quorum of forty percent of the Shares entitled to vote at the close of business on August 9, 1996 (Record Date), represented in person or by proxy, must be present for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares and shares of beneficial interest of Active Balanced Fund, PIF's other remaining series, represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    If a proxy that is properly executed and returned is accompanied by instructions to withhold authority to vote (an abstention), the Shares represented thereby, with respect to matters to be determined by a majority of the votes cast on such matters, will be considered present for purposes of determining the existence of a quorum for the transaction of business, but, not being cast, will have no effect on the outcome of such matters. With respect to matters requiring the affirmative vote of a specified percentage of the total shares outstanding, an abstention will be considered present for purposes of determining a quorum but will have the effect of a vote against such matters. Accordingly, abstentions will have no effect on Proposal No. 1, for which the required vote is a plurality number of the votes cast, but effectively will be a vote against adjournment and against Proposals Nos. 2 and 3, each of which requires approval of a majority of the outstanding voting securities as defined under the Investment Company Act of 1940 (Investment Company Act).

    The individuals named as proxies on the enclosed proxy cards will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If your card is properly executed and you give no voting instructions, your Shares will be voted FOR the nominees named herein for the Board and FOR the remaining proposals described in this proxy statement and referenced on the proxy card. If any nominee for the Board should withdraw or otherwise become unavailable for election, your Shares will be voted in favor of such other nominee or nominees as management may recommend. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the Meeting and must indicate your name and plan number or social security number. In addition, if you attend the Meeting in person you may, if you wish, vote by ballot at that Meeting, thereby canceling any proxy previously given.

    As of the Record Date, the Fund had 11,172,151 Shares issued and outstanding. The Record Date determines which shareholders are entitled to notice of, and to vote at, the Meeting. The following shareholders owned beneficially 5% or more of the Shares of the Fund as of August 9, 1996: PAMCO VCA OA Account, 30 Scranton Office Park, Moosic, PA 18507-1789, owned approximately 14.5% (1,619,699 shares); Prudential Employee Savings Plan, 71 Hanover Road, Florham Park, NJ 07932-1502, owned approximately 30.1% (3,362,031 shares); and Eden Brewery Thrift Savings Plan and Fort Worth Brewery Thrift Savings Plan, Miller Brewing Company, 3939 West Highland Blvd., Milwaukee, WI 53201-0482, owned approximately 5.8% (642,425 shares). To the knowledge of management, the executive officers of the Trust and Board, as a group, owned less than 1% of the outstanding Shares of the Fund as of August 9, 1996.

    COPIES OF PIF'S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, PREVIOUSLY HAVE BEEN DELIVERED TO SHAREHOLDERS. SHAREHOLDERS OF PIF MAY OBTAIN WITHOUT CHARGE ADDITIONAL COPIES OF PIF'S ANNUAL AND SEMI-ANNUAL REPORTS BY WRITING PIF AT 21 PRUDENTIAL PLAZA, 751 BROAD STREET, NEWARK, NEW JERSEY 07102-3777, OR BY CALLING (800) 225-1852 (TOLL FREE).

    Each full Share of the Fund outstanding is entitled to one vote, and each fractional Share of the Fund outstanding is entitled to a proportionate share of one vote, with respect to each matter to be voted upon by the shareholders of the Fund. Information about the vote necessary with respect to each proposal is discussed below in connection with the proposal.

                                GENERAL OVERVIEW

    In November 1995 as part of a corporate restructuring by The Prudential Insurance Company of America (Prudential), the Money Management Group was formed. At that time, it was decided that all of Prudential's money management businesses would be part of this group, including products offered in the defined contribution plan marketplace, such as PIF. The Money Management Group will develop products and manage assets for all of Prudential's fee-based, marketable securities businesses, including mutual funds, annuities, defined contribution and benefit plans, guaranteed products and retirement administration.

    One goal of the Money Management Group is to present one group of mutual funds to the marketplace, I.E., brand identity. Another goal is to achieve cost savings. In light of these goals, the Money Management Group undertook a broad review of the Prudential Mutual Fund Family to see if any changes were advisable. The consolidation of certain mutual funds into the Prudential Mutual Fund Family appeared consistent with attaining the above-stated goals, as well as beneficial to the funds and shareholders involved.

    As part of this consolidation, Prudential Institutional Fund Management, Inc. (PIFM) and the Board have determined that it is in the best interests of PIF and its shareholders to be a part of the Prudential Mutual Fund Family structure. As a result, five of the seven series of PIF are being reorganized into similar existing funds within the Prudential Mutual Fund Family. The Fund and Active Balanced Fund will constitute the two remaining series of PIF. Certain changes in PIF's management and governance are necessary to include PIF in the Prudential Mutual Fund Family. These changes include restructuring the composition of the Board, replacing PIFM as the manager with PMF through a new management agreement and implementing a new subadvisory agreement on behalf of the Fund between PMF and the Fund's subadviser. The new management agreement would incorporate certain services provided under the Fund's current administration agreement, allowing it to be terminated, but would require the Fund to enter into a new transfer agency and service agreement with Prudential Mutual Fund Services, Inc. (PMFS).

    In addition, the Board has approved changing the Fund's distributor from Prudential Retirement Services, Inc. (PRSI) to Prudential Securities Incorporated (PSI). The Fund will continue to offer one class of shares, but Fund shares will be offered to both institutional and retail investors.

    Finally, PIFM has recommended, and the Board has approved, that PIF change its name to Prudential Dryden Fund. PIFM and the Board both agree that it no longer is suitable for PIF to maintain "Institutional" in its name once retail investors may invest in PIF through both of its series. Accordingly, PIF's name will be changed to Prudential Dryden Fund and the Fund and the other remaining series of PIF will be known as Prudential Stock Index Fund and Prudential Active Balanced Fund, respectively. Shareholders are not required to approve PIF's name change.

    SHAREHOLDERS ARE REQUIRED TO APPROVE ONLY THOSE CHANGES THAT ARE DESCRIBED BELOW IN PROPOSALS NOS. 1 AND 2.
                            ------------------------

                              ELECTION OF TRUSTEES
                                 PROPOSAL NO. 1

    The Board nominated the twelve individuals identified below for election to the Board. Under Proposal No. 1, shareholders are being asked to vote on those nominees. Pertinent information about each nominee is set forth in the listing below. Each nominee has indicated a willingness to serve if elected. If elected, each nominee will hold office until the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified. The Fund does not intend to hold annual meetings of shareholders unless the election of Trustees is required under the Investment Company Act.

    The nomination of these Board Members for PIF is part of the Board's effort to consolidate its management and governance in conjunction with the Prudential Mutual Fund Family structure. To accomplish this, certain changes to PIF's Board are necessary, including its size and composition, Trustee compensation, its retirement policy and related matters. Shareholders are required to approve only the composition of the Board. The nominees that you will consider for PIF's Board were nominated by the Trustees who are not "interested persons" of PIF (Independent Trustees), as defined in the Investment Company Act. If all nominees are elected, PIF will have more Board Members than it currently has.

    The nominees for PIF's Board constitute one of the four different boards of directors and trustees that will serve primarily all of the funds in the Prudential Mutual Fund Family (clusters). The Prudential Mutual Fund Family, which also is undergoing consolidation of its operations, will have four clusters in order to coordinate and enhance the efficiency of the governance of the funds that are part of the Prudential Mutual Fund Family. An advisory group of current Board Members of the Prudential Mutual Funds who are not "interested persons" of the Prudential Mutual Fund Family (Independent Board Members), as defined in the Investment Company Act, with the assistance of representatives of PMF who formed a corporate governance task force, determined that coordinating the governance of each of the funds in the Prudential Mutual Fund Family would result in greater efficiency through the holding of joint Board meetings. Coordinated governance within the Prudential Mutual Fund Family also will reduce the possibility that separate boards might arrive at conflicting decisions regarding the operation and management of the Prudential Mutual Funds. The PIF Board believes that PIF will benefit from such coordinated governance with the Prudential Mutual Fund Family.

    The proposed cluster, which includes this Fund, would focus on domestic equity and global debt funds and includes 11 funds not covered by this proxy statement. The Board also believes that PIF will benefit from having its Board focus on the issues relating to this type of fund and to investing in these types of securities. PIF also will benefit from the diversity and experience of the nominees that would comprise the proposed cluster. These nominees have had distinguished careers in business, finance, government and other areas and will bring a wide range of expertise to the Board.

    Nine of the twelve nominees have no affiliation with PMF, PSI or Prudential and would be Independent Trustees. Independent Trustees are charged with special responsibilities, among other things, to approve advisory, distribution and similar agreements between PIF and management. In the course of their duties, Board Members must review and understand large amounts of financial and technical material and must be willing to devote substantial amounts of time to their duties. Due to the demands of service on the boards, independent nominees may need to reject other attractive opportunities. Each of the independent nominees already serves as an Independent Board Member for one or more funds within the Prudential Mutual Fund Family and understands the operations of the complex.

    Currently, Independent Trustees receive an annual Board meeting fee of $15,000, an additional fee of $1,000 for each Board meeting attended and a $500 fee for each committee meeting attended. The Board meets at least four times a year. If shareholders approve the proposed cluster and the new Independent Trustees approve a fee structure that each of the clusters may adopt, each new Independent Trustee will be paid annual fees in the aggregate of $45,000 for this cluster and no additional compensation for serving on committees or for attending meetings will be paid to Independent Trustees. Under this new fee structure, the aggregate amount of Trustees' fees allocated to each of PIF's series will be lower than they are currently. Interested Trustees would continue to receive no compensation from PIF. Board Members would continue to be reimbursed for any expenses incurred in attending meetings and for other incidental expenses. PIF's annual Board fees are subject to the approval of the new Board upon its election; shareholders are not being asked to vote on these fees. Thereafter, Board fees may be reviewed periodically and changed by the Board.

    The following table shows (i) the compensation paid by PIF to each Independent Trustee and nominee for the most recent fiscal year and (ii) the compensation paid by the Prudential Mutual Fund Complex to each Independent Trustee and nominee for the calendar year ended December 31, 1995. PIF and each fund in the Prudential Mutual Fund Family do not have a bonus, pension, profit sharing or retirement plan.

                               COMPENSATION TABLE

                                             TOTAL
                                          COMPENSATION
                                            PAID TO
                                             BOARD
                            AGGREGATE     MEMBERS FROM
BOARD MEMBERS AND          COMPENSATION   PIF AND FUND
NOMINEES                     FROM PIF     COMPLEX (2)
- -------------------------  ------------   ------------
Beach, Edward D..........      --           $183,500(22/43)
Fetting, Mark R.*(1).....    $ 0            $      0
Finley, David A.*........    $ 17,500       $ 17,500(1/7)
Fruhan, Jr., William
E.*......................    $ 17,500       $ 17,500(1/7)
Gold, Delayne D..........      --           $183,250(24/45)
Gunia, Robert F.(1)......      --             --
Lennox, Donald D.........      --           $ 86,250(10/22)
McCorkindale, Douglas H.       --           $ 63,650(7/10)
Melzer, Mendel A.(1).....      --             --
Mooney, Thomas T.........      --           $125,625(14/19)
Munn, Stephen P..........      --           $ 39,375(6/8)
Olsen, August G.*#.......    $ 17,500       $ 17,500(1/7)
Redeker, Richard A.(1)...      --             --
Smith, Robin B...........      --           $100,741(10/19)
Stolzer, Herbert G.*#....    $ 17,500       $ 17,500(1/7)
Weil, III. Louis A.......      --           $ 93,750(11/16)
Whitehead, Clay T........      --           $ 35,500(4/5)

 ----------------

 (1) Mark R. Fetting, Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are "interested" Trustees, do not receive compensation from PIF or any fund in the Prudential Mutual Fund Family.

 (2) The parenthetical indicates number of funds/portfolios in Prudential Mutual Fund Family (including PIF) to which aggregate compensation relates.

  *  Indicates Board Member who is not standing for reelection.

  # All of the compensation from PIF for the calendar year ended December 31, 1995 represents deferred compensation. Aggregate compensation for PIF and the Prudential Mutual Fund Family for the calendar year ended December 31, 1995, including accrued income and appreciation, amounted to approximately $22,293 for Mr. Olsen and approximately $24,661 for Mr. Stolzer.

    Independent Trustees may elect to receive their Trustees' fees pursuant to a deferred fee agreement with PIF. Under the terms of the agreement, PIF accrues daily the amount of such Trustees' fee in installments that accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an exemptive order of the Securities and Exchange Commission (SEC), at the daily rate of return of the applicable Fund. Payment of the interest so accrued also is deferred and accruals become payable at the option of the Independent Trustee. PIF's obligation to make payments of deferred Trustees' fees, together with interest thereon, is a general obligation of PIF.

    Currently, each fund in the Prudential Mutual Fund Family has adopted a retirement policy that requires Trustees to retire on December 31 of the year in which they reach the age of 72. This policy is phased in for Board Members who were 68 or older as of December 31, 1993 -- including Edward D. Beach and Donald
D. Lennox, who are nominees for election to the PIF Board. This policy will be considered for adoption by the PIF Board at its next scheduled Board meeting. If adopted, Trustees will serve for a term of unlimited duration until their terms expire in accordance with the Fund's retirement policy or until the next meeting of shareholders, whichever is earlier.

    The nominees for election as Board Members, their ages and a description of their principal occupations are listed below. No nominee currently owns shares of either series of PIF.

NAME, AGE, BUSINESS EXPERIENCE DURING THE PAST FIVE YEARS AND OTHER
DIRECTORSHIPS

    EDWARD D. BEACH (71), President and Director of BMC Fund, Inc., a closed-end investment company; prior thereto, Vice Chairman of Broyhill Furniture Industries, Inc.; Certified Public Accountant; Secretary and Treasurer of Broyhill Family Foundation, Inc.; Member of the Board of Trustees of Mars Hill College; President and Director of First Financial Fund, Inc. and The High Yield Plus Fund, Inc.; President and Director of Global Utility Fund, Inc.; Director of The Global Government Plus Fund, Inc., The Global Total Return Fund, Inc., Prudential Equity Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Government Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential Natural Resources Fund, Inc. and Prudential Special Money Market Fund, Inc.; Trustee of The BlackRock Government Income Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Equity Income Fund, Prudential Municipal Bond Fund and Prudential Municipal Series Fund.

    DELAYNE DEDRICK GOLD (58), Marketing and Management Consultant; Director of Prudential Distressed Securities Fund, Inc., Prudential Equity Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential National Municipals Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc. and Prudential World Fund, Inc.; Trustee of The BlackRock Government Income Trust, Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential California Municipal Fund, Prudential Government Securities Trust and Prudential Municipal Series Fund.

    *ROBERT F. GUNIA (49), Director, Chief Administrative Officer, Executive Vice President, Treasurer and Chief Financial Officer of PMF; Comptroller of the Money Management Group of Prudential (since 1996); Senior Vice President of PSI; Executive Vice President, Treasurer, Comptroller and Director (since March 1991) of Prudential Mutual Fund Distributors, Inc. (PMFD); Director (since June 1987) of PMFS; Vice President and Director of Nicholas-Applegate Fund, Inc. and The Asia Pacific Fund, Inc.

    DONALD D. LENNOX (77), Chairman (since February 1990) and Director (since April 1989) of International Imaging Materials, Inc. (thermal transfer ribbon manufacturer); Retired Chairman, Chief Executive Officer and Director of Schlegel Corporation (industrial manufacturing) (March 1987 - February 1989); Director of Gleason Corporation, Personal Sound Technologies, Inc., The Global Government Plus Fund, Inc. and The High Yield Income Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential

Institutional Liquidity Portfolio, Inc., Prudential Multi-Sector Fund, Inc. and Prudential Natural Resources Fund, Inc.; Trustee of Prudential Allocation Fund, Prudential Equity Income Fund, Prudential Municipal Bond Fund and The Target Portfolio Trust.

    DOUGLAS H. MCCORKINDALE (57), Vice Chairman, Gannett Co. Inc. (publishing and media) (since March 1984); Director of Gannett Co. Inc., Frontier Corporation, Continental Airlines, Inc., The Global Government Plus Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Multi-Sector Fund, Inc., and Prudential Natural Resources Fund, Inc.; Trustee of Prudential Allocation Fund, Prudential Equity Income Fund and Prudential Municipal Bond Fund.

    * MENDEL A. MELZER (35), Chief Financial Officer (since November 1995) of the Money Management Group of Prudential; formerly Senior Vice President and
Chief Financial Officer of Prudential Preferred Financial Services (April 1993 - November 1995); Managing Director of Prudential Investment Advisors (April 1991
- -April 1993); Senior Vice President of Prudential Capital Corporation (July 1989
- -April 1991); Chairman and Director of Prudential Series Fund, Inc.

    THOMAS T. MOONEY (54), President of the Greater Rochester Metro Chamber of Commerce; former Rochester City Manager; Trustee of Center for Governmental Research, Inc.; Director of Blue Cross of Rochester, Monroe County Water Authority, Rochester Jobs, Inc., Executive Service Corps of Rochester, Monroe County Industrial Development Corporation, Northeast Midwest Institute, The Business Council of New York State, First Financial Fund, Inc., The Global Government Plus Fund, Inc., The Global Total Return Fund, Inc., Global Utility Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Equity Fund, Inc., Prudential Global Genesis Fund, Inc., The High Yield Plus Fund, Inc., Prudential Government Income Fund, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc. and Prudential Natural Resources Fund, Inc.; Trustee of Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Equity Income Fund, Prudential Municipal Bond Fund and Prudential Municipal Series Fund.

    STEPHEN P. MUNN (54), Chairman (since January 1994), Director and President (since 1988) and Chief Executive Officer (1988 - December 1993) of Carlisle Companies Incorporated (manufacturer of industrial products); Director of Prudential Distressed Securities Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential National Municipals Fund, Inc., Prudential Small Companies Fund, Inc. and Prudential Tax-Free Money Fund, Inc.

    * RICHARD A. REDEKER (53), President, Chief Executive Officer and Director (since October 1993), PMF; Executive Vice President, Director and Member of the Operating Committee (since October 1993), PSI; Director (since October 1993) of Prudential Securities Group, Inc.; Executive Vice President, PIC; Director (since January 1994), PMFD; Director (since January 1994), PMFS; formerly Senior Executive Vice President and Director of Kemper Financial Services, Inc. (September 1978 - September 1993); Director of The Global Government Plus Fund, Inc., The Global Total Return Fund, Inc., Global Utility Fund, Inc., The High Yield Income Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Government Income Fund, Inc., Prudential High Yield Fund, Inc., Prudential Institutional Liquidity Portfolio, Inc., Prudential Intermediate Global Income Fund, Inc., Prudential Jennison Fund, Inc., Prudential MoneyMart Assets, Inc., Prudential Mortgage Income Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Special Money Market Fund, Inc., Prudential Structured Maturity Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Utility Fund, Inc. and Prudential World Fund, Inc.; Trustee of Command Government Fund, Command Money Fund, Command Tax-Free Fund, Prudential Allocation Fund, Prudential California Municipal Fund, Prudential Equity Income Fund, Prudential Government Securities Trust, Prudential Municipal Bond Fund, Prudential Municipal Series Fund and The Target Portfolio Trust.**

    ROBIN B. SMITH (57), Chairman (since August 1996) and Chief Executive Officer (since August 1996), former President (September 1981 - August 1996) of Publishers Clearing House; Director of BellSouth Corporation, The Omnicom Group, Inc., Texaco Inc., Spring Industries Inc., First Financial Fund, Inc., The Global Total Return Fund Inc., The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Global Utility Fund, Inc., Prudential Distressed Securities Fund, Inc., Prudential Diversified Bond Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential Jennison Fund, Inc. and Prudential Institutional Liquidity Portfolio, Inc.; Trustee of The Target Portfolio Trust.

    LOUIS A. WEIL, III (55), President and Chief Executive Officer (since January 1996) and Director (since September 1991) of Central Newspapers, Inc.; Chairman of the Board (since January 1996), Publisher and Chief Executive Officer (August 1991 - December 1995) of Phoenix Newspapers, Inc.; formerly Publisher of Time Magazine (May 1989 - March 1991); formerly President, Publisher & CEO of The Detroit News (February 1986 - August 1989); formerly member of the Advisory Board, Chase Manhattan Bank-Westchester; Director of The Global Government Plus Fund, Inc., Prudential Global Genesis Fund, Inc., Prudential High Yield Fund, Inc., Prudential Multi-Sector Fund, Inc., Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Small Companies Fund, Inc., Prudential Distressed Securities Fund, Inc., and Prudential Tax-Free Money Fund, Inc.; Trustee of Prudential Allocation Fund, Prudential Equity Income Fund, Prudential Government Securities Trust and Prudential Municipal Bond Fund.

    CLAY T. WHITEHEAD (57), President, National Exchange Inc. (new business development firm) (since May 1983); Director of Prudential Distressed Securities Fund, Inc., Prudential Global Limited Maturity Fund, Inc., Prudential Pacific Growth Fund, Inc. and Prudential World Fund, Inc.

- ------------------

 * Indicates Interested Trustee, as defined by the Investment Company Act, by reason of his affiliation with PMF, PSI or Prudential.

** Mr. Redeker has resigned as President and Chief Executive Officer and
   Director of PMF effective on or before December 31, 1996. Although he will no longer oversee the operations of PMF on a day-to-day basis, it is anticipated that Mr. Redeker will remain associated with PMF and Prudential.

    PIF has an Audit Committee, the members of which are the Independent Trustees. The Audit Committee makes recommendations to the Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee meets twice a year. Information concerning Fund officers is set forth in Exhibit A.

REQUIRED VOTE

    For the election of the Board, the nominees receiving the affirmative vote of a plurality of the votes cast by shareholders of the Fund and of the Active Balanced Fund, PIF's other series, for the election of Board Members will be elected, provided a quorum is present.

             THE BOARD, INCLUDING ITS INDEPENDENT TRUSTEES, RECOMMENDS
    THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES UNDER PROPOSAL NO. 1.

                            ------------------------

                      APPROVAL OF NEW MANAGEMENT AGREEMENT
                         AND NEW SUBADVISORY AGREEMENT
                                 PROPOSAL NO. 2

    In addition to including PIF in the Prudential Mutual Fund Family, the Money Management Group intends to transfer the functions of PIFM into PMF. As a result, PIFM proposes that PMF replace PIFM as manager of PIF. PMF is an affiliate of PIFM and manages each fund in the Prudential Mutual Fund Family. In addition, PIFM and the Board believe that certain changes in the management and administration of the Fund are necessary, including replacing PIFM as the manager with PMF through a new management agreement, terminating the Fund's current administration agreement, entering into a new transfer agency and service agreement and implementing a new subadvisory agreement on behalf of the Fund between PMF and the Fund's current subadviser.

    The Board has determined that it is in the best interests of PIF and its shareholders to be part of the Prudential Mutual Fund Family structure. On May 17, 1996, the Board, including a majority of the Independent Trustees, approved a new management agreement between PIF and PMF (the New Management Agreement), subject to shareholder approval. In approving the New Management Agreement, the Board considered a number of factors, including the lower management and administration fees that the Fund would pay, the availability of new distribution channels and the economies of scale that might occur as a result of the potential increase in assets as a result of the new distribution channels.

    The terms of the New Management Agreement are substantially similar to the terms of the management agreement currently in effect between PIF and PIFM dated October 30, 1992 (the Current Management Agreement). Pursuant to the New Management Agreement, however, PMF will replace PIFM as Manager of the Fund, the management fee charged by PMF to the Fund has been lowered, and the New Management Agreement incorporates many of the administrative responsibilities previously included in a separate administration agreement between PMF and PIF, except the transfer agency and service responsibilities. These proposed changes are discussed further below.

    Under the Investment Company Act, PIFM cannot assign to PMF the current subadvisory agreement. Accordingly, PMF must enter into a new subadvisory agreement on behalf of the Fund between PMF and the Fund's subadviser. On May 17, 1996, the Board, including a majority of the Independent Trustees, approved a new subadvisory agreement between PMF and The Prudential Investment Corporation (PIC or Subadvisor) for the Fund (New Subadvisory Agreement), subject to shareholder approval. The terms of the New Subadvisory Agreement are the same in all material respects as the terms of the current subadvisory agreement, except that PIFM will be replaced by PMF, as discussed below. Implementing a New Subadvisory Agreement would allow the Fund to maintain the subadvisory relationships with the Fund's current subadviser and maintain continuity in the management of the Fund's assets.

THE MANAGER AND THE TERMS OF THE CURRENT MANAGEMENT AGREEMENT

    PIFM serves as Manager to PIF pursuant to the Current Management Agreement. PIFM is a Pennsylvania corporation organized in May 1992 and registered as an investment adviser under the Investment Advisers Act of 1940. The Current Management Agreement was last approved by the Board, including a majority of the Independent Trustees, on November 16, 1995 and was approved by the Fund's initial shareholder on May 11, 1992. The principal address of PIFM and PIFM's directors and principal executive officers is 30 Scranton Office Park, Moosic, Pennsylvania 18507-1789. The directors and principal executive officers of PIFM are: Mark R. Fetting, Director, Chairman of the Board and President; Thomas A. Early, Vice President and Secretary; Nancy L. Lindgren, Director, Vice President and Comptroller; C. Edward Chaplin, Treasurer; and Walter E. Watkins, Jr., Vice President.

    The Current Management Agreement provides that PIFM, subject to the supervision of the Board and in conformity with the stated policies of the Fund, is responsible for managing the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof. Under the Current Management Agreement, PIFM is authorized, subject to its supervision, to delegate certain of these responsibilities to a third party. Pursuant to this authority, PIFM has delegated day-to-day investment management of the Fund to PIC, a wholly owned subsidiary of Prudential. PIC provides such services to the Fund pursuant to a subadvisory agreement with PIFM dated October 30, 1992 (Current Subadvisory Agreement).

    PIFM also supervises all matters relating to PIF's business affairs not specifically assumed by PMF, PIF's administrator. In connection with the administration of the business affairs of PIF, PIFM bears the following expenses related to: (1) the salaries and expenses of all personnel of PIF and PIFM except the fees and expenses of Trustees who are not affiliated persons of PIFM or PIF's investment adviser; (2) all expenses incurred by PIFM or by PIF in connection with managing the ordinary course of PIF's business other than those assumed by PIF, as described below; and (3) the costs and expenses payable pursuant to any subadvisory agreements.

    The Current Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by PIF in connection with the matters to which the Current Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Current Management Agreement. The Current Management Agreement also provides that PIF shall indemnify PIFM and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by PIFM in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of PIF or its shareholders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by PIFM in connection with the performance of any of its duties or obligations under the Current Management Agreement; provided, however, that nothing contained in the Current Management Agreement protects or deems to protect PIFM against or entitle or deem to entitle PIFM to indemnification in respect of any liability to PIF or its shareholders to which PIFM would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under the Current Management Agreement.

    The Current Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated by PIF at any time, without the payment of penalties, by the Board or by vote of a majority of outstanding voting securities (as defined in the Investment Company Act) or by PIFM at any time, without payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. Under the Investment Company Act, a majority of the outstanding voting securities of the Fund is defined as the lesser of (1) 67% of the Fund's outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (2) more than 50% of the Fund's outstanding shares.

    Under the Current Management Agreement, PIF pays PIFM for the services performed and the expenses assumed pursuant to the Current Management Agreement a fee at an annual rate of .40 of 1% of the Fund's average daily net assets. These fees are computed daily and paid monthly. For the fiscal year ended September 30, 1995, the Fund paid PIFM $286,843 in management fees. For the same period, PIFM subsidized $202,456 in operating expenses of the Fund.

TERMS OF THE CURRENT ADMINISTRATION AGREEMENT

    Under an Administration, Transfer Agency and Service Agreement dated October 30, 1992, between PIF and PMF (Current Administration Agreement), PMF provides certain administrative services to PIF and, in connection therewith, furnishes PIF with office facilities, together with those ordinary clerical and bookkeeping services that are not being furnished by PIFM or PIF's custodian. In addition, PMF, through its wholly owned subsidiary, PMFS, acts as PIF's transfer agent, dividend disbursing agent and shareholder servicing agent in connection with the administration of PIF. The principal address for PMFS is P.O. Box

15005, New Brunswick, New Jersey 08906. Pursuant to the Current Administration Agreement, PIF pays PMF a monthly fee at an annual rate of .17 of 1% of PIF's average daily net assets up to $250 million and .15 of 1% of PIF's average daily net assets in excess of $250 million. PMF will reimburse PMFS for certain out-of-pocket expenses PMFS may incur in providing transfer agency and dividend disbursing services and PIF, in turn, will reimburse PMF for such expenses. For the fiscal year ended September 30, 1995, PMF received from PIF $972,783, of which $113,394 was paid by the Fund, under the Current Administration Agreement.

THE NEW MANAGEMENT AGREEMENT

    The terms of the New Management Agreement are substantially the same as the Current Management Agreement, except that (1) PMF replaces PIFM as Manager for the Fund, (2) the management fee charged by PMF will be lower for the Fund than the management fee charged by PIFM, and (3) the New Management Agreement incorporates the administrative responsibilities previously included in the Current Administration Agreement. The form of the New Management Agreement is included in this proxy statement as Exhibit B. The transfer agency and service responsibilities included under the Current Administration Agreement will be serviced under a new transfer agency and service agreement between PIF and PMFS.

    Pursuant to the New Management Agreement and subject to the supervision of the Board, PMF will act as Manager of PIF and will administer PIF's corporate affairs. In connection therewith, PMF will furnish PIF with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities, as well as manage the investment operations of PIF, including the purchase, retention and disposition thereof, in conformity with the stated policies of the Fund. For services performed pursuant to the New Management Agreement, PMF will receive a fee at an annual rate of .30 of 1% of the average daily net assets of the Fund. This fee will be computed daily and payable monthly.

INFORMATION ABOUT PMF

    PMF was incorporated in May 1987 under the laws of the State of Delaware to operate as the manager of various Prudential affiliated investment companies. PMF is owned 85% by PSI, an indirect, wholly owned subsidiary of Prudential, and 15% by Prudential. PMF currently maintains its principal place of business at One Seaport Plaza, New York, New York 10292 and expects to relocate to Gateway Center 3, Newark, New Jersey 07102 in October 1996. Prudential's principal place of business is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102-3777. PSI's principal place of business is One Seaport Plaza, New York, New York 10292. As of June 30, 1996, PMF served as the manager or administrator to 60 investment companies, with aggregate assets of approximately $52 billion. PMF does not manage any investment company with a similar investment objective as the Fund.

    As part of a corporate restructuring, PMF intends to reorganize as a limited liability company on or before December 31, 1996. This reorganization will have no impact on the provision of services to PIF. This reorganization will not result in a change in management or control within the meaning of the Investment Company Act and does not require shareholder approval.

    Certain information regarding the directors and principal executive officers of PMF is set forth below. Except as otherwise indicated, the address of each person is One Seaport Plaza, New York, New York 10292.

       NAME AND ADDRESS               POSITION WITH PMF                       PRINCIPAL OCCUPATIONS
- ------------------------------  ------------------------------  -------------------------------------------------
Stephen P. Fisher               Senior Vice President           Senior Vice President, PMF; Senior Vice
                                                                President, PSI; Vice President, Prudential Mutual
                                                                Fund Distributors, Inc. (PMFD)
Frank W. Giordano               Executive Vice President,       Executive Vice President, General Counsel,
                                General Counsel, Secretary and  Secretary PMF and PMFD; Senior Vice President,
                                Director                        PSI; Director, PMFS

       NAME AND ADDRESS               POSITION WITH PMF                       PRINCIPAL OCCUPATIONS
- ------------------------------  ------------------------------  -------------------------------------------------
Robert F. Gunia                 Executive Vice President,       Executive Vice President, Chief Financial and
                                Chief Financial and             Administrative Officer, Treasurer and Director,
                                Administrative Officer,         PMF; Senior Vice President, PSI; Executive Vice
                                Treasurer and Director          President, Treasurer, Comptroller and Director,
                                                                PMFD; Director, PMFS
Theresa A. Hamacher             Director                        Director, PMF; Vice President, Prudential; Vice
 751 Broad Street                                               President, PIC; President, Prudential Mutual Fund
 Newark, NJ 07102                                               Investment Management (PMFIM)
Timothy J. O'Brien              Director                        President, Chief Executive Officer, Chief
 Raritan Plaza One                                              Operating Officer and Director, PMFD; Chief
 Edison, NJ 08837                                               Executive Officer and Director, PMFS; Director,
                                                                PMF
Richard A. Redeker*             President, Chief Executive      President, Chief Executive Officer and Director,
                                Officer and Director            PMF; Executive Vice President, Director and
                                                                Member of Operating Committee, PSI; Director,
                                                                Prudential Securities Group, Inc.; Executive Vice
                                                                President, PIC; Director, PMFD; Director, PMFS
S. Jane Rose                    Senior Vice President, Senior   Senior Vice President, Senior Counsel and
                                Counsel and Assistant           Assistant Secretary, PMF; Senior Vice President
                                Secretary                       and Senior Counsel, PSI
Donald Webber                   Executive Vice President and    Executive Vice President and Director, Sales and
                                Director, Sales and Marketing   Marketing, PMF

- --------------

* Mr. Redeker has resigned as President and Chief Executive Officer and Director of PMF effective on or before December 31, 1996. Although he will no longer oversee the operations of PMF on a day-to-day basis, it is anticipated that Mr. Redeker will remain associated with PMF and Prudential.

THE NEW TRANSFER AGENCY AND SERVICE AGREEMENT

    Because the New Management Agreement will incorporate many of the administrative responsibilities previously included in the Current Administration Agreement except for the transfer agency and service responsibilities and the Current Administration Agreement will be terminated, the Fund will retain PMFS to perform the transfer agency and service responsibilities previously included under the Current Administration Agreement. On May 17, 1996, the Board, including a majority of the Independent Trustees, approved a transfer agency and service agreement between PIF and PMFS (New Transfer Agency Agreement). Shareholders are not required to approve the New Transfer Agency Agreement.

    Under the New Transfer Agency Agreement, PMFS will act as PIF's transfer agent, dividend disbursing agent and shareholder servicing agent. For performance of such services, PIF will pay PMFS an annual fee per shareholder account of $9.50, a new set-up fee for each manually established account of $2.00 and a monthly inactive zero balance account fee per shareholder account of $0.20. PIF also will reimburse PMFS for out-of-pocket expenses, including postage, stationery, printing, allocable communications expenses and other costs.

THE TERMS OF THE CURRENT SUBADVISORY AGREEMENT AND THE NEW SUBADVISORY AGREEMENT

    Pursuant to the Current Subadvisory Agreement with PIFM, PIC, Prudential Plaza, Newark, New Jersey 07102, furnishes investment advisory services in connection with the management of the Fund and is reimbursed for all reasonable costs and expenses incurred by PIC, determined in a manner acceptable to PIFM in furnishing its services. The Current Subadvisory Agreement was approved by the initial shareholder on May 11, 1992, and was last approved by the Board, including a majority of the Independent Trustees, on November 16, 1995.

    On May 17, 1996, the Board, including a majority of the Independent Trustees, approved the New Subadvisory Agreement. The terms of the New Subadvisory Agreement are the same in all material respects as the terms of the Current Subadvisory Agreement, as discussed below. The form of the New Subadvisory Agreement is included in this proxy statement as Exhibit C.

    Pursuant to the Current Subadvisory Agreement, PIC, subject to the supervision of PIFM and the Board and in conformity with the stated policies of the Fund, manages the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof. PIC provides supervision of the Fund's investments and determines from time to time what investments and securities will be purchased, retained, or sold by the Fund, and what portion of the assets will be invested or held as cash. In addition, PIC maintains all books and records with respect to the Fund's portfolio transactions required to be maintained pursuant to the Investment Company Act. PIFM has responsibility for all services provided to PIF pursuant to the Current Management Agreement and oversees and reviews PIC's performance of its duties under the Current Subadvisory Agreement. PIFM reimburses PIC for all reasonable costs and expenses incurred by PIC, determined in a manner acceptable to PIFM in furnishing its services. The investment advisory services of PIC to the Fund are not exclusive under the terms of the Current Subadvisory Agreement and PIC is free to, and does, render investment advisory services to others.

    The Current Subadvisory Agreement provides that PIC shall not be liable for any error of judgment or for any loss suffered by the Fund or PIFM in connection with the matters to which the Current Subadvisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on PIC's part in the performance of its duties or from its reckless disregard of its obligations and duties under the Current Subadvisory Agreement. The Current Subadvisory Agreement provides that the agreement shall terminate automatically if assigned or upon termination of the Current Management Agreement and that it may be terminated by the Fund at any time without the payment of any penalty by the Board or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act and set forth above) of the Fund, PIFM or PIC upon not more than 60 days' nor less than 30 days' written notice to the other party.

INFORMATION ABOUT PIC

    PIC was organized in June 1984 under the laws of the State of New Jersey. PIC has become part of the Money Management Group. PIC, through its Prudential Mutual Fund Investment Management (PMFIM) unit, currently serves as the investment adviser to substantially all of the other Prudential Mutual Funds. PIC is a wholly owned subsidiary of Prudential with its principal place of business at Prudential Plaza, 751 Broad

Street, Newark, New Jersey 07102-3777. Certain information regarding the directors and executive officers of PIC is set forth below. Except as otherwise indicated, the address of each person is Prudential Plaza, Newark, New Jersey 07102.

             NAME                     POSITION WITH PIC                       PRINCIPAL OCCUPATION
- -------------------------------  ----------------------------  ---------------------------------------------------
William M. Bethke                Senior Vice President         Senior Vice President, Prudential;
Two Gateway Center                                             Senior Vice President, PIC
Newark, New Jersey 07102
E. Michael Caulfield             Chairman of the Board,        Chief Executive Officer of The Money Management
                                 President and Chief           Group of Prudential
                                 Executive Officer and
                                 Director
Jonathan M. Greene               Senior Vice President and     President--Investment Management of The Money
                                 Director                      Management Group of Prudential
Theresa A. Hamacher              Vice President                Vice President, Prudential; Vice President, PIC;
                                                               Director, PMF; President, PMFIM
Richard A. Redeker*              Executive Vice President      President, Chief Executive Officer and Director,
One Seaport Plaza                                              PMF; Executive Vice President, Director and Member
New York, New York 10292                                       of Operating Committee, PSI; Director, Prudential
                                                               Securities Group, Inc.; Executive Vice President,
                                                               PIC; Director, PMFD; Director, PMFS
Eric A. Simonson                 Vice President and Director   Vice President and Director,PIC; Executive Vice
                                                               President, Prudential

- --------------

* Mr. Redeker has resigned as President and Chief Executive Officer and Director of PMF effective on or before December 31, 1996. Although he will no longer oversee the operations of PMF on a day-to-day basis, it is anticipated that Mr. Redeker will remain associated with PMF and Prudential.

    PIC serves as investment advisor to the Prudential Series Fund: Stock Index Portfolio (Prudential Series Fund), which is an investment company with a similar investment objective as the Fund. The Prudential Series Fund has $1.3 billion in total assets as of June 30, 1996, and PIC receives a fee of .10% of Prudential Series Fund's average daily net assets.

BROKERAGE COMMISSIONS

    PSI or other affiliated broker-dealers may act as broker on behalf of the Fund in the purchase and sale of portfolio securities. During the year ended September 30, 1995, the Fund did not pay any brokerage commissions to PSI or any other affiliated broker-dealer.

RECOMMENDATION OF THE BOARD

    The Board, including its Independent Trustees, recommends that shareholders approve the New Management Agreement and the New Subadvisory Agreement. If shareholders approve Proposal No. 2, the New Management Agreement would be executed by PIF and PMF as soon as reasonably practicable. In addition, PMF would delegate day-to-day investment management of the Fund to PIC, as PIFM currently does. Accordingly, the New Subadvisory Agreement would be executed by PMF and PIC as soon as reasonably practicable. Unless terminated sooner, the New Management Agreement and the New Subadvisory Agreement each would remain in effect for two years following its execution. Thereafter, each would continue automatically for successive annual periods, provided that each is specifically approved at least annually (1) by a vote of a majority of the Independent Trustees and (2) by the Board or by a vote of the majority of the outstanding Shares of the Fund.

REQUIRED VOTE

    Shareholders must vote separately to approve the New Management Agreement and the New Subadvisory Agreement. If shareholders approve the New Management Agreement, then they will be asked to vote separately to approve the New Subadvisory Agreement. In the event that shareholders of the Fund do not approve the New Management Agreement or the New Subadvisory Agreement, the Board would seek to obtain for the interim advisory services at the lesser of cost or the current fee rate from PIC or from another investment adviser. Thereafter, the Board would either negotiate a new investment advisory agreement with an investment advisory organization selected by them or make other appropriate arrangements in either event subject to approval by the shareholders of the Fund.

    If the New Management Agreement and the New Subadvisory Agreement are approved by shareholders of the Fund, they will become effective as soon as reasonably practicable.

    Adoption of each item under Proposal No. 2 will require the approval of a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act. Under the Investment Company Act, a majority of the outstanding voting securities of the Fund is defined as the lesser of (i) 67% of the Fund's outstanding shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares.

                   THE BOARD, INCLUDING ITS INDEPENDENT TRUSTEES,
            RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                            ------------------------

                    RATIFICATION OF SELECTION OF ACCOUNTANTS
                                 PROPOSAL NO. 3

    Shareholders of PIF are asked to ratify the Board's selection of independent public accountants for PIF. The accountants for PIF audit PIF's financial statements for each fiscal year.

    The policy of the Board regarding engaging independent public accountants' services is that management may engage PIF's principal independent public accountants to perform any service(s) normally provided by independent accounting firms, provided that such service(s) meet(s) any and all of the independence requirements of the American Institute of Certified Public Accountants and the SEC. In accordance with this policy, the Audit Committee of the Board reviews and approves all services provided by the independent public accountants prior to their being rendered. The Board receives a report from its Audit Committee relating to all services after they have been performed by PIF's independent public accountants.

    During the last fiscal year, Deloitte & Touche LLP served as independent public accountants for PIF. The Board has selected Deloitte & Touche LLP to continue to serve in that capacity for the current fiscal year ending September 30, 1996, subject to ratification by shareholders of PIF at the Meeting.

    Representatives of the accountants are not expected to be present at the Meeting but will be available to answer any questions or make any statements should any matters arise requiring their presence. Deloitte & Touche LLP has informed PIF that it has no material direct or indirect financial interest in PIF.

    The persons named in the accompanying proxy will vote FOR ratification of the selection of Deloitte & Touche LLP unless contrary instructions are given.

REQUIRED VOTE

    Approval of Proposal No. 3 requires a vote of a majority of the outstanding voting securities, as defined above, of both the Fund and PIF's other series, Active Balanced Fund.

                   THE BOARD, INCLUDING ITS INDEPENDENT TRUSTEES,
            RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 3.

                            ------------------------

                             ADDITIONAL INFORMATION

    The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of PMF or PIFM, who will not receive any compensation therefor from the Fund. Proxies may be recorded pursuant to (i) electronically transmitted instructions or (ii) telephone instructions obtained through procedures reasonably designed to verify that the instructions have been authorized.

                             SHAREHOLDER PROPOSALS

    Any shareholder who wishes to submit a proposal to be considered at the Fund's next special meeting of shareholders should send the proposal to the Fund at One Seaport Plaza, New York, New York 10292, so as to be received within a reasonable time before the Board makes the solicitation relating to such meeting, in order to be included in the proxy statement and form of proxy relating to such meeting. Shareholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

    The Fund's By-Laws provide that the Fund will not be required to hold annual meetings of shareholders if the election of Board Members is not required under the Investment Company Act. It is the present intention of the Board of the Fund not to hold annual meetings of shareholders unless such shareholder action is required.

                                 OTHER BUSINESS

    Management knows of no business to be presented at the Meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote according to their best judgment in the interest of the Fund.

                                          By order of the Board of Trustees,

                                          S. JANE ROSE
                                          SECRETARY

September 18, 1996
        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                                                       EXHIBIT A

                              OFFICER INFORMATION

                                NAME, AGE, PRINCIPAL
                                 BUSINESS OCCUPATION                                                      OFFICER
                               FOR THE PAST FIVE YEARS                                      OFFICE         SINCE
- -------------------------------------------------------------------------------------  ----------------  ---------
Mark R. Fetting, (41)                                                                     President        1992
 Chairman of the Board, President and Chief Operating Officer, Prudential
 Institutional Fund Management, Inc. (May 1992 to date); Managing Director, The
 Prudential Investment Corporation (October 1991 to date); Chairman of the Board,
 President and Chief Executive Officer, Prudential Retirement Services, Inc. (January
 1993 to date); President of Prudential Defined Contribution Services (April 1992 to
 date).

Thomas A. Early, (41)                                                                   Vice President     1994
 Vice President and Secretary of Prudential Institutional Fund Management, Inc. and
 Prudential Retirement Services, Inc. (since July 1994); Vice President and General
 Counsel, Prudential Defined Contribution Services (since April 1994); Formerly
 Associate General Counsel and Chief Financial Services Counsel for Frank Russell &
 Company (April 1988 to April 1994).

Robert F. Gunia, (49)                                                                   Vice President     1992
 Director (since January 1989), Chief Administrative Officer (since July 1990), and
 Executive Vice President, Treasurer and Chief Financial Officer (since June 1987) of
 PMF; Senior Vice President (since March 1987) of Prudential Securities Incorporated;
 Executive Vice President, Treasurer and Comptroller (since March 1991) of PMFD;
 Director (since June 1987) of PMFS; Vice President and Director of the Asia Pacific
 Fund, Inc. (since May 1989).

Walter E. Watkins, Jr., (43)                                                            Vice President     1993
 Vice President, Prudential Institutional Fund Management, Inc. (since April 1993)
 and Prudential Retirement Services, Inc. (since March 1994); Director of Mutual Fund
 Administration, Prudential Defined Contribution Services (since November 1992);
 formerly, financial reporting consultant (August 1991 to September 1992).

Eugene S. Stark, (38)                                                                     Treasurer        1995
 First Vice President, PMF (since January 1990) and Prudential Securities
 Incorporated (since January 1992).

S. Jane Rose, (50)                                                                        Secretary        1992
 Senior Vice President and Senior Counsel of PMF; Senior Vice President and Senior
 Counsel of Prudential Securities (since July 1992); formerly Vice President and
 Associate General Counsel of Prudential Securities.

Marguerite E.H. Morrison, (40)                                                            Assistant        1995
 Vice President and Associate General Counsel of PMF and Prudential Securities            Secretary
 Incorporated.

                                                                       EXHIBIT B

                             PRUDENTIAL DRYDEN FUND
                  (FORMERLY THE PRUDENTIAL INSTITUTIONAL FUND)

                              MANAGEMENT AGREEMENT

    Agreement, made this __ day of _______, 1996 between Prudential Dryden Fund, a Delaware business trust (the Trust), and Prudential Mutual Fund Management, Inc., a Delaware corporation (the Manager).

                              W I T N E S S E T H

    WHEREAS, the Trust is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act);

    WHEREAS, the shares of beneficial interest of the Trust are divided into separate series or funds (each a Fund), each of which is established pursuant to a resolution of the Trustees of the Trust, and the Trustees may from time to time terminate such Funds or establish and terminate additional Funds; and

    WHEREAS, the Trust desires to retain the Manager to render or contract to obtain as hereinafter provided investment advisory services to the Trust, and the Manager is willing to render such investment advisory services;

    NOW, THEREFORE, the parties agree as follows:

    1. The Trust hereby appoints the Manager to act as manager of the Trust and administrator of its corporate affairs for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to render the services herein described, for the compensation herein provided. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Trust and each Fund thereof. Any such agreement may be entered into by the Manager on such terms and in such manner as may be permitted by the 1940 Act and the rules thereunder. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements. The Manager will review the performance of all subadvisers, as well as the Distributor, Transfer Agent and Custodian and make recommendations to the Trustees of the Trust with respect to the retention and renewal of contracts.

    2. Subject to the supervision of the Trustees of the Trust, the Manager shall administer the Fund's corporate affairs and, in connection therewith, shall furnish the Fund with office facilities and with clerical, bookkeeping and recordkeeping services at such office facilities and, subject to Section 1 hereof, the Manager shall manage the investment operations of the Trust and each Fund thereof and the composition of each Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Trust's and the Fund's investment objectives, policies and restrictions as stated in the Prospectus (hereinafter defined) and subject to the following understandings:

        (a) The Manager shall provide supervision of each Fund's investments and determine from time to time what investments or securities will be purchased, retained, sold or loaned by each Fund, and what portion of the assets will be invested or held uninvested as cash.

        (b) The Manager, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Declaration of Trust, By-Laws and Prospectus (hereinafter defined) of the Trust and with the instructions and directions of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

        (c) The Manager shall determine the securities and futures contracts to be purchased or sold by each Fund and will place orders pursuant to its determinations with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus (hereinafter defined) or as the Trustees may direct from time to time. In providing the Trust with investment supervision, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Manager may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party. It is understood that Prudential Securities Incorporated may be used as principal broker for securities transactions but that no formula has been adopted for allocation of the Trust's investment transaction business. It is also understood that it is desirable for the Trust that the Manager have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants and that such brokers may execute brokerage transactions at a higher cost to the Trust than may result when allocating brokerage to other brokers or futures commission merchants on the basis of seeking the most favorable price and efficient execution. Therefore, the Manager is authorized to pay higher brokerage commissions for the purchase and sale of securities and futures contracts for the Trust to brokers or futures commission merchants who provide such research and analysis, subject to review by the Trustees of the Trust from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such broker or futures commission merchant may be useful to the Manager in connection with its services to other clients.

        On occasions when the Manager deems the purchase or sale of a security or a futures contract to be in the best interest of the Trust as well as other clients of the Manager or the Subadviser, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager or the subadviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund, the Trust and to such other clients.

        (d) The Manager shall maintain all books and records with respect to each Fund's portfolio transactions and shall render to the Trustees of the Trust such periodic and special reports as the Board may reasonably request.

        (e) The Manager shall be responsible for the financial and accounting records to be maintained by the Trust (including those being maintained by the Trust's Custodian).

        (f) The Manager shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the Trust's assets.

        (g) The investment management services of the Manager to the Trust under this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar services to others.

    3. The Trust has delivered to the Manager copies of each of the following documents and will deliver to it all future amendments and supplements thereto, if any:

        (a) Agreement and Declaration of Trust, as filed with the Secretary of State of Delaware (such Agreement and Declaration of Trust, as in effect on the date hereof and as amended from time to time, are herein called the "Declaration of Trust");

        (b) By-Laws of the Trust (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the "By-Laws");

        (c) Certified resolutions of the Trustees of the Trust authorizing the appointment of the Manager and approving the form of this Agreement;

        (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the Registration Statement), as filed with the Securities and Exchange Commission (the Commission) relating to the Trust and shares of beneficial interest of the Trust and all amendments thereto;

        (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

        (f) Prospectus of the Trust (such Prospectus and Statement of Additional Information, each as currently in effect and as amended or supplemented from time to time, being herein collectively called the "Prospectus").

    4. The Manager shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. All services to be furnished by the Manager under this Agreement may be furnished through the medium of any such directors, officers or employees of the Manager.

    5. The Manager shall keep the Trust's books and records required to be maintained by it pursuant to paragraph 2 hereof. The Manager agrees that all records which it maintains for the Trust are the property of the Trust and it will surrender promptly to the Trust any such records upon the Trust's request, provided however that the Manager may retain a copy of such records. The Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Manager pursuant to paragraph 2 hereof.

    6. During the term of this Agreement, the Manager shall pay the following expenses:

        (i) the salaries and expenses of all personnel of the Trust and the Manager except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Trust's investment adviser,

        (ii) all expenses incurred by the Manager or by the Trust in connection with managing the ordinary course of the Trust's business other than those assumed by the Trust herein, and

       (iii) the costs and expenses payable pursuant to any subadvisory agreements.

    The Trust assumes and will pay the expenses described below:

        (a) the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of each Fund's assets,

        (b) the fees and expenses of Trustees who are not affiliated persons of the Manager or a Fund's investment adviser,

        (c) the fees and expenses of the Custodian that relate to (i) the custodial function and the recordkeeping connected therewith, (ii) preparing and maintaining the general accounting records of the Trust and the providing of any such records to the Manager useful to the Manager in connection with the Manager's responsibility for the accounting records of the Trust pursuant to Section 31 of the 1940 Act and the rules promulgated thereunder, (iii) the pricing of the shares of the Trust, including the cost of any pricing service or services which may be retained pursuant to the authorization of the Trustees of the Fund, and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Trust's securities,

        (d) the fees and expenses of the Trust's Transfer and Dividend Disbursing Agent, which may be the Custodian, that relate to the maintenance of each shareholder account,

        (e) the charges and expenses of legal counsel and independent accountants for the Trust,

        (f) brokers' commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities and futures transactions,

        (g) all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies,

        (h) the fees of any trade associations of which the Trust may be a member,

        (i) the cost of share certificates representing, and/or non-negotiable share deposit receipts evidencing, shares of the Trust,

        (j) the cost of fidelity, directors and officers and errors and omissions insurance,

        (k) the fees and expenses involved in registering and maintaining the registration of the Trust and of its shares with the Securities and Exchange Commission, registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust's registration statements, prospectuses and statements of additional information for filing under federal and state securities laws for such purposes,

        (l) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders, and

        (m) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business, and

        (n) any expenses assumed by the Fund pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

    7. In the event the expenses of the Trust for any fiscal year (including the fees payable to the Manager but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) exceed the lowest applicable annual expense limitation established and enforced pursuant to the statute or regulations of any jurisdictions in which shares of the Trust are then qualified for offer and sale, the compensation due the Manager will be reduced by the amount of such excess, or, if such reduction exceeds the compensation payable to the Manager, the Manager will pay to the Trust the amount of such reduction which exceeds the amount of such compensation.

    8. For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay to the Manager as full compensation therefor fees as set forth below. These fees will be computed daily and will be paid to the Manager monthly. Any reduction in the fees payable and any payments by the Manager to the Trust pursuant to paragraph 7 shall be made monthly. Any such reductions or payments are subject to readjustment during the year.

                                                      RATE AS A PERCENTAGE
                                                               OF
                                                        AVERAGE DAILY NET
NAME OF FUND                                                 ASSETS
- ----------------------------------------------------  ---------------------
Stock Index Fund....................................        .30 of 1%
Active Balanced Fund................................        .65 of 1%

    9. The Manager shall not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

    10. The Trust shall indemnify the Manager and hold it harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) incurred by the Manager in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Trust or its security holders) arising out of or otherwise based upon any action actually or allegedly taken or omitted to be taken by the Manager in connection with the performance of any of its duties or obligations under this Agreement; provided, however, that nothing contained herein shall protect or be deemed to protect the Manager against or entitle or be deemed to entitle the Manager to indemnification in respect of any liability to the Trust or its security holders to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its duties and obligations under this Agreement.

    11. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust or any Fund at any time, without the payment of any penalty, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund, or by the Manager at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

    12. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Manager who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or dissimilar nature, nor limit or restrict the right of the Manager to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    13. Except as otherwise provided herein or authorized by the Trustees of the Trust from time to time, the Manager shall for all purposes herein be deemed to be an independent contractor and shall have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

    14. During the term of this Agreement, the Trust agrees to furnish the Manager at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Trust or the public, which refer in any way to the Manager, prior to use thereof and not to use such material if the Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Trust will continue to furnish to the Manager copies of any of the above mentioned materials which refer in any way to the Manager. Sales literature may be furnished to the Manager hereunder by first class or overnight mail, facsimile transmission equipment or hand delivery. The Trust shall furnish or otherwise make available to the Manager such other information relating to the business affairs of the Trust as the Manager at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

    15. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

    16. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at One Seaport Plaza, New York, New York 10292-0132, Attention: Secretary; or (2) to the Trust at Prudential Plaza, 751 Broad Street, Newark, NJ 07102-3777, Attention: Assistant Secretary.

    17. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict the 1940 Act shall control.

    18. The Trust may use the name "Prudential Dryden Fund" or any name including the word "Prudential" only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager's business as Manager or any extension, renewal or amendment thereof remain in effect. At such time as such an agreement shall no longer be in effect, the Trust will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by, managed by or otherwise connected with the Manager, or any organization which shall have so succeeded to such businesses. In no event shall the Trust use the name "Prudential Dryden Fund" or any name including the word "Prudential" if the Manager's function is transferred or assigned to a company of which The Prudential Insurance Company of America does not have control.

    19. The Trust is a business trust organized under the Delaware Business Trust Act pursuant to a certificate of trust dated May 11, 1992. The Trust is a series trust and all debts, liabilities, obligations and expenses of a particular Fund shall be enforceable only against the assets of that Fund and not against the assets of any other Fund or of the Trust as a whole. Neither the Trustees, officers, agents or shareholders of the Trust assume any personal liability for obligations entered into on behalf of the Trust (or a Fund thereof).

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                     PRUDENTIAL DRYDEN FUND

                                     By
                                     -------------------------------------------

                                     PRUDENTIAL MUTUAL FUND MANAGEMENT, INC.

                                     By
                                     -------------------------------------------

                                                                       EXHIBIT C

                       THE PRUDENTIAL INSTITUTIONAL FUND
                               (STOCK INDEX FUND)

                             SUBADVISORY AGREEMENT

    Agreement made as of this __ day of _______, 1996, between Prudential Mutual Fund Management, Inc., a Delaware Corporation, (PMF or the Manager), and The Prudential Investment Corporation, a New Jersey Corporation (the Subadviser).

                              W I T N E S S E T H

    WHEREAS, the Manager has entered into a Management Agreement, dated _________, 1996 (the Management Agreement), with Prudential Dryden Fund (formerly The Prudential Institutional Fund) (the Trust), a Delaware business trust and a diversified, open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act), pursuant to which PMF will act as Manager of the Trust;

    WHEREAS, the shares of beneficial interest of the Trust are divided into separate series or funds, each of which is established pursuant to a resolution of the Trustees of the Trust, and the Trustees may from time to time terminate such series or funds or establish and terminate additional series or funds;

    WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to Stock Index Fund (the Fund) in connection with the management of the Trust and the Subadviser is willing to render such investment advisory services;

    NOW, THEREFORE, the Parties agree as follows:

    1. (a) Subject to the supervision of the Manager and of the Trustees of the Trust, the Subadviser shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus (such Prospectus and Statement of Additional Information as currently in effect and as amended or supplemented from time to time, being herein collectively called the "Prospectus") and subject to the following understandings:

        (i) The Subadviser shall provide supervision of the Fund's investments and determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested or held uninvested as cash.

        (ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Declaration of Trust, By-Laws and Prospectus of the Fund and the Trust and with the instructions and directions of the Manager and of the Trustees of the Trust and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations.

       (iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by the Fund and will place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Securities Incorporated) to carry out the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus or as the Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. It is understood that Prudential Securities Incorporated may be used as principal broker for securities transactions but that no formula has been adopted for allocation of the Trust's investment transaction business. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analysis provided by brokers or futures commission merchants who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities and futures contracts for the Fund with such brokers or futures commission merchants, subject to review by the Trustees of the Trust from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers or futures commission merchants may be useful to the Subadviser in connection with the Subadviser's services to other clients.

        On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund, the Trust and to such other clients.

        (iv) The Subadviser shall maintain all books and records with respect to the Fund's portfolio transactions required by subparagraphs (b)(5), (6),
    (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trustees of the Trust such periodic and special reports as the Board may reasonably request.

        (v) The Subadviser shall provide the Trust's Custodian on each business day with information relating to all transactions concerning the Fund's assets and shall provide the Manager with such information upon request of the Manager.

        (vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others.

        (b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

        (c) The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a)(iv) hereof and shall timely furnish to the Manager all information relating to the Subadviser's services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust and the Subadviser will surrender promptly to the Trust any of such records upon the Trust's request, provided however that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by it pursuant to paragraph 1(a)(iv) hereof.

    2. The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.

    3. The Manager shall reimburse the Subadviser for reasonable costs and expenses incurred by the Subadviser determined in a manner acceptable to the Manager in furnishing the services provided in paragraph 1 hereof.

    4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement.

    5. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940
Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement.

    6. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers, or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

    7. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

    8. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at One Seaport Plaza, New York, New York 10292-0125, Attention: Secretary; or (2) to the Subadviser at Prudential Plaza, 751 Broad Street, Newark, NJ 07102-3777, Attention: President.

    9. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

    10. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict the 1940 Act shall control.

    IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                     PRUDENTIAL MUTUAL FUND MANAGEMENT, INC.

                                     By
                                     -------------------------------------------

                                     THE PRUDENTIAL INVESTMENT CORPORATION

                                     By
                                     -------------------------------------------

[LOGO]                             [LETTERHEAD]


                               September 18, 1996


Dear Pru-DC Client:

     As announced in early June, one of the first significant actions following the formation of the Prudential Money Management Group was the approval by the Board of Trustees of The Prudential Institutional Fund (PIF) to combine the seven institutional series of funds with the broader Prudential Mutual Fund (PMF) family. You may have already received proxy statements for one or more of the five funds which are merging into existing PMF funds. The consolidation of these five funds has been voted on and approved at a Shareholder Meeting held on September 6, 1996.

     Pending further approval of the Board's action, as shown in the chart below, the Active Balanced Fund and the Stock Index Fund will become part of the PMF fund family and continue with the same investment objectives and portfolio managers.

- -------------------------------------------------------------------------------
                                                 INVESTMENT
CURRENT FUND                  NEW FUND            OBJECTIVE  PORTFOLIO MANAGERS
- -------------          ------------------------  ----------- ------------------

Stock Index Fund      Prudential Stock Index Fund     Same     John Moschberger
                                                               (no change)

Active Balanced Fund  Prudential Active Balanced      Same     Bradley Goldberg
                      Fund Class Z                             (no change)
- -------------------------------------------------------------------------------

     As a shareholder, you are being asked to consider the action taken by the Board. ENCLOSED IS A PROXY STATEMENT DISCUSSING THE RELEVANT FUND CHANGES IN DETAIL AND THE REASONS WHY THE BOARD BELIEVES THE CHANGES ARE IN THE BEST INTEREST OF THE SHAREHOLDERS. ALSO ENCLOSED IS THE BALLOT CARD FOR USE IN VOTING YOUR SHARES. PLEASE INDICATE YOUR VOTE AND RETURN IT IN THE ENVELOPE PROVIDED.

     As noted on the front of the proxy, a Special Meeting of Shareholders will be held on October 30, 1996 to approve the changes. If you have questions regarding the consolidation, please contact any member of your Prudential service team. We remain committed to providing quality retirement services to help you and your participants achieve financial security.

                                       Sincerely,

                                       /s/ Mark R. Fetting

Enclosures

                                              Mark R. Fetting
ThePrudential [GRAPHIC]                       President

                                              Prudential Defined Contribution
                                              Services
                                              30 Scranton Office Park
                                              Moosic, PA 18507-1789


                                        September 18, 1996

 Dear Pru-DC Client:


      As announced in early June, one of the first significant actions following the formation of the Prudential Money Management Group was the approval by the Board of Trustees of The Prudential Institutional Fund (PIF) to combine the seven institutional series of funds with the broader Prudential Mutual Fund
(PMF) family. You may have already received proxy statements for one or more of the five funds which are merging into existing PMF funds. The consolidation of these five funds has been voted on and approved at a Shareholder Meeting held on September 6, 1996.

      Pending further approval of the Board's action, as shown in the chart below, the Active Balanced Fund and the Stock Index Fund will become part of the PMF fund family and continue with the same investment objectives and portfolio managers.

- --------------------------------------------------------------------------------
  Current Fund         New Fund                   Investment    Portfolio
                                                   Objective    Managers
- --------------------------------------------------------------------------------
 Stock Index Fund      Prudential Stock Index Fund    Same     John Moschberger
                                                               (no change)
- --------------------------------------------------------------------------------
 Active Balanced Fund  Prudential Active Balanced     Same     Bradley Goldberg
                       Fund Class Z                            (no change)
- --------------------------------------------------------------------------------


      As a shareholder, you are being asked to consider the action taken by the Board. ENCLOSED IS A PROXY STATEMENT DISCUSSING THE RELEVANT FUND CHANGES IN DETAIL AND THE REASONS WHY THE BOARD BELIEVES THE CHANGES ARE IN THE BEST INTEREST OF THE SHAREHOLDERS. ALSO ENCLOSED IS THE BALLOT CARD FOR USE IN VOTING YOUR SHARES. PLEASE INDICATE YOUR VOTE AND RETURN IT IN THE ENVELOPE PROVIDED.

      As noted on the front of the proxy, a Special Meeting of Shareholders will be held on October 30, 1996 to approve the changes. If you have questions regarding the consolidation, please contact any member of your Prudential service team. We remain committed to providing quality retirement services to help you and your participants achieve financial security.


                                              Sincerely,

                                              /s/ Mark R. Fetting

Enclosures

                                              Mark R. Fetting
ThePrudential [GRAPHIC]                       President

                                              Prudential Defined Contribution
                                              Services
                                              30 Scranton Office Park
                                              Moosic, PA 18507-1789




                                              September 18, 1996

Dear Participant:

      As announced in early June, one of the first significant actions following the formation of the Prudential Money Management Group was the approval by the Board of Trustees of The Prudential Institutional Fund (PIF) to combine the seven institutional series of funds with the broader Prudential Mutual Fund (PMF) family. You may have already received proxy statements for one or more of the five funds which are merging into existing PMF funds. The consolidation of these five funds was voted on and approved at a Shareholder Meeting held on September 6, 1996.

          Pending further approval of the Board's action, as shown in the chart below, the Active Balanced Fund and the Stock Index Fund will become part of the PMF fund family and continue with the same investment objectives and portfolio managers.


- --------------------------------------------------------------------------------
  Current Fund         New Fund                   Investment    Portfolio
                                                   Objective    Managers
- --------------------------------------------------------------------------------
 Stock Index Fund      Prudential Stock Index Fund    Same     John Moschberger
                                                               (no change)
- --------------------------------------------------------------------------------
 Active Balanced Fund  Prudential Active Balanced     Same     Bradley Goldberg
                       Fund Class Z                            (no change)
- --------------------------------------------------------------------------------

          As a shareholder, you are being asked to consider the action taken by the Board. ENCLOSED IS A PROXY STATEMENT DISCUSSING THE RELEVANT FUND CHANGES IN DETAIL AND THE REASONS WHY THE BOARD BELIEVES THE CHANGES ARE IN THE BEST INTEREST OF THE SHAREHOLDERS. ALSO ENCLOSED IS THE BALLOT CARD FOR USE IN VOTING YOUR SHARES. PLEASE INDICATE YOUR VOTE AND RETURN IT IN THE ENVELOPE PROVIDED.

          As noted on the front of the proxy, a Special Meeting of Shareholders will be held on October 30, 1996 to approve the changes. If you have questions regarding the consolidation, please contact any member of your Prudential service team at 1-800-562-8838. We remain committed to providing quality retirement services to help you achieve financial security.


                                              Sincerely,

                                              /s/ Mark R. Fetting

Enclosures

                                              Mark R. Fetting
ThePrudential [GRAPHIC]                       President

                                              Prudential Defined Contribution
                                              Services
                                              30 Scranton Office Park
                                              Moosic, PA 18507-1789




                                              September 18, 1996

Dear Participant:

          As announced in early June, one of the first significant actions following the formation of the Prudential Money Management Group was the approval by the Board of Trustees of The Prudential Institutional Fund (PIF) to combine the seven institutional series of funds with the broader Prudential Mutual Fund (PMF) family. You may have already received proxy statements for one or more of the five funds which are merging into existing PMF funds. The consolidation of these five funds has been voted on and approved at a Shareholder Meeting held on September 6, 1996.

          Pending further approval of the Board's action, as shown in the chart below, the Active Balanced Fund and the Stock Index Fund will become part of the PMF fund family and continue with the same investment objectives and portfolio managers.


- --------------------------------------------------------------------------------
  Current Fund         New Fund                   Investment    Portfolio
                                                   Objective    Managers
- --------------------------------------------------------------------------------
 Stock Index Fund      Prudential Stock Index Fund    Same     John Moschberger
                                                               (no change)
- --------------------------------------------------------------------------------
 Active Balanced Fund  Prudential Active Balanced     Same     Bradley Goldberg
                       Fund Class Z                            (no change)
- --------------------------------------------------------------------------------

          As a shareholder, you are being asked to consider the action taken by the Board. ENCLOSED IS A PROXY STATEMENT DISCUSSING THE RELEVANT FUND CHANGES IN DETAIL AND THE REASONS WHY THE BOARD BELIEVES THE CHANGES ARE IN THE BEST INTEREST OF THE SHAREHOLDERS. ALSO ENCLOSED IS THE BALLOT CARD FOR USE IN VOTING YOUR SHARES. PLEASE INDICATE YOUR VOTE AND RETURN IT IN THE ENVELOPE PROVIDED.

          As noted on the front of the proxy, a Special Meeting of Shareholders will be held on October 30, 1996 to approve the changes. If you have questions regarding the consolidation, please contact any member of your Prudential service team at 1-800-458-6333. We remain committed to providing quality retirement services to help you achieve financial security.


                                              Sincerely,

                                              /s/ Mark R. Fetting

Enclosures

                       THE PRUDENTIAL INSTITUTIONAL FUND
                              STOCK INDEX FUND
                             21 PRUDENTIAL PLAZA
                              751 BROAD STREET
                         NEWARK, NEW JERSEY 07102-3777

                THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES

The undersigned hereby appoints S. Jane Rose, Marguerite E. H. Morrison and Eugene S. Stark as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of The Prudential Institutional Fund -- Stock Index Fund, held of record by the undersigned on August 9, 1996, at the Special Meeting of Shareholders to be held on October 30, 1996 or any adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please indicate your vote by marking the appropriate box on reverse. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF EXECUTED AND NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

1. ELECTION OF TRUSTEES       PLEASE MARK YOUR CHOICE LIKE THIS IN   2011SB,FRM
                              DARK INK AND SIGN AND DATE BELOW.



/ /  VOTE FOR ALL                   / /  WITHHOLD FROM
     (except as marked /X/ to the        VOTING FOR ALL
     contrary below)

/ /  Edward D. Beach                / /  Donald D. Lennox         / / Thomas T. Mooney    / / Robin B. Smith

/ /  Delayne D. Gold                / /  Douglas H. McCorkindale  / / Stephen P. Munn     / / Louis A. Weil, III

/ /  Robert F. Gunia                / /  Mendel A. Melzer         / / Richard A. Redeker  / / Clay T. Whitehead


2(a). To approve a new management                 FOR   AGAINST  ABSTAIN
      agreement between The Prudential            / /     / /      / /
      Institutional Fund and Prudential
      Mutual Fund Management, Inc.

2(b). To approve a new subadvisory                FOR   AGAINST  ABSTAIN
      agreement between Prudential Mutual         / /     / /      / /
      Fund Management, Inc. and The
      Prudential Investment Corporation.


3. To ratify the selection by the Board of        FOR   AGAINST  ABSTAIN
   Trustees of Deloitte and Touche LLP as          / /     / /      / /
   independent accountants for the fiscal
   year ending September 30, 1996.

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


 IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER NAMED SHOULD
 SIGN. IF THE SHARES ARE HELD IN TRUST, THE TRUSTEE SHOULD
 SIGN HIS OR HER NAME AND INDICATE THAT HE OR SHE IS SIGNING
 AS TRUSTEE. IF THE SHAREHOLDER IS A CORPORATION, THE
 PRESIDENT OR VICE PRESIDENT SHOULD SIGN IN HIS OR HER OWN NAME, INDICATING SUCH. IF THE SHAREHOLDER IS A PARTNERSHIP, A
 PARTNER SHOULD SIGN IN HIS OR HER OWN NAME, INDICATING THAT
 HE OR SHE IS A "PARTNER."

- ---------------------------     ---------------------------      --------------
SIGNATURE                       SIGNATURE                        DATE